                                                                   Exhibit 10.5

                           MEMORANDUM OF UNDERSTANDING

         This Memorandum of Understanding ("MOU"), entered into as of the 2nd day of September 1998, by and between General Instrument Corporation ("GI") and WorldGate Communications, Inc. hereinafter, ("WorldGate"), sets forth certain understandings between GI and WorldGate with respect to WorldGate's plans to adapt its television-based Internet access application to permit such application to operate on GI-designated advanced analog and digital terminals.

1.       SCOPE OF MOU

A. WorldGate has developed a television-based Internet access application and service (the "Application") which it would like to deploy on certain of GI's advanced analog and digital terminal models (the "GI Terminals").

B. In connection with deploying the Application on the GI Terminals, WorldGate has requested GI (i) to sell to WorldGate certain equipment,
         (ii) to provide to WorldGate GI's assistance to design and develop certain hardware and software and (iii) to perform such other services as required for such deployment on the GI Terminals and as agreed by the parties, all as further described in the attached Exhibit A (the "WorldGate Projects").

C. GI agrees to support the efforts of WorldGate with respect to the WorldGate Projects and the deployment of the Application on the GI Terminals, by:

              1. providing technical information that GI normally provides to independent hardware and software developers to enable applications to interface with the GI Terminals,

              2. providing engineering consulting support to WorldGate in connection with the WorldGate Projects,

              3. beginning and continuing, with reasonable diligence, the world necessary to modify the design of the GI Terminals and to develop an interface (the "GI Interface") so that the GI Terminals can accommodate the WorldGate Application, and

              4. providing technical support to certify that the addition of the WorldGate Application to the GI Terminals does not affect or alter the published functionality and specifications of the GI Terminals.

D. The parties understand and agree that both GI and WorldGate will incur significant expense with respect to the project described herein and the support described in the preceding paragraph.

E. Within not more than ninety (90) days from the date of this MOU, GI and WorldGate will (i) agree on the priority of the listed WorldGate Projects and a detailed milestone schedule for the completion of the WorldGate Projects determined by the parties to have a high priority, (ii) determine any other business and legal terms that are necessary for the completion of such work, as well as the marketing of the Application and (iii) use all commercially reasonable efforts to finalize and execute a definitive agreement which will incorporate such business and legal terms (the "Definitive Agreement"), with such Definitive Agreement to cover the agreed high priority projects on a project by project basis.

2. OBLIGATIONS OF THE PARTIES. The parties agree that the provisions of this MOU are binding obligations, except for Section 7 of this MOU which is non-binding and reflects only a statement of the intentions of the parties with respect to the matters addressed therein and does not constitute a binding obligation. The parties covenant never to contend to the contrary. Neither party shall make a claim against, or be liable to, the other party or its affiliates or agents for any damages, including without limitation, lost profits or injury to business reputation, resulting from the continuation or abandonment of negotiations or the development work described in this MOU, including the consequences thereof.

3. REIMBURSEMENT OF GI'S COSTS AND EXPENSES. The parties acknowledge that this MOU is executed so that GI may determine the feasibility of and begin the design and engineering work necessary to (I) accomplish the WorldGate Projects and (ii) qualify the Application to run on the GI Terminals (collectively, the "Preliminary Work"). [REMAINDER OF PARAGRAPH REDACTED.]##

4. DISCLAIMER. Neither party guarantees or makes any representation or warranty that it will successfully complete the WorldGate Projects. Either party is free at any time to redesign its existing or future equipment, hardware and/or software, without any obligation to ensure that such redesigned equipment, hardware and/or software will support or be compatible with the other party's equipment, hardware and/or software.

5. DISCLOSURE/COOPERATION. The Parties have entered into an Application Certification and Support Agreement dated as of November 14, 1997, as supplemented by the Letter Agreement dated November 14, 1997, which agreements contain confidentiality provisions which currently govern the disclosure of confidential information by the parties. The parties hereby reaffirm the applicability of such confidentiality provisions to the disclosures of confidential information and activities addressed in this MOU. The parties will reasonably cooperate with respect to disclosure of information (which may include providing prototypes of the WorldGate Application and/or the GI Terminals) necessary to enable the parties to perform their obligations hereunder and under the Definitive Agreement. Any changes by WorldGate to its Application, and any changes by GI to the GI Terminals will be immediately communicated to the other party in the event such changes impact the services to be performed hereunder.


__________________________
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

6.       INTELLECTUAL PROPERTY RIGHTS.

(a) The parties agree to use all commercially reasonable efforts to negotiate and in good faith finalize in the Definitive Agreement the ownership and licensing rights with respect to any Intellectual Property developed or used in connection with the completion of the WorldGate Projects. Notwithstanding the foregoing, no right, title or interest in any of GI's existing Intellectual Property is granted to WorldGate under this MOU and no right, title or interest in any of WorldGate's existing Intellectual Property is granted to GI under this MOU.

(b) For purposes of this paragraph, the term "Intellectual Property" shall mean all patents, copyrights, mask works, trademarks and trade secrets, including without limitation any ideas, inventions, know-how, techniques, methods, designs and processes, whether or not patentable.

7. MARKETING. The Parties intend to reasonably cooperate with each other in implementing a marketing plan for promoting the Application and the GI Terminals.

8. RELATIONSHIP BETWEEN THE PARTIES/NON-EXCLUSIVITY. Nothing contained in this MOU shall be construed or interpreted to the effect that the parties hereto have established or intend to establish any form of corporate association, agency or partnership. This MOU and any action taken pursuant to the terms and conditions hereof shall not obligate either party to enter into any further business relationship. Except as otherwise agreed in writing by the parties, the parties hereto agree that either party may meet, exchange information, enter into agreements and conduct business relationships of any kind with third parties, to the exclusion of the other party hereto relating to activities described in this MOU. Except as otherwise agreed to in writing by the parties, the provisions of this MOU shall not serve to impair the right of either party to develop, make, use, procure, and/or market products or services now or in the future that may be competitive with those offered by the other, nor to develop and provide products to competitors of the other party, nor require either party to disclose any planning or other information to the other. Neither party has made any commitment to the other regarding the consummation of any proposed business relationship and, except as otherwise provided in this MOU, each party will bear its own costs and expenses in connection with this MOU whether or not such a relationship is consummated.

9. PUBLICITY. Neither party shall publicly announce or disclose the terms or conditions of this MOU, or advertise or release any publicity regarding this MOU or the activities hereunder, without the prior written consent of the other party. This provision shall survive the expiration, termination or cancellation of this MOU.

10. COUNTERPARTS. This MOU may be executed in two (2) or more counterparts, and by each party on the same or different counterparts, buy all of such counterparts shall together constitute one and the same instrument and understanding of the parties hereto.

11. GOVERNING LAW. This MOU shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without application of conflict of laws principles, and the parties hereby agree to submit to the jurisdiction of all federal and state courts within the Commonwealth of Pennsylvania.

This MEMORANDUM OF UNDERSTANDING is executed as of the date first set forth above by authorized representatives of the parties hereto.

WORLDGATE COMMUNICATIONS, INC.



By: /s/ D. A. Dill
Name: David A. Dill
Title: CFO
Date:  September 2, 1998

GENERAL INSTRUMENT CORPORATION



By: _____________________________________
Name:  Richard C. Smith
Title: Executive Vice President
Date:  September 2, 1998
laws of the Commonwealth of Pennsylvania, without application of conflict of laws principles, and the parties hereby agree to submit to the jurisdiction of all federal and state courts within the Commonwealth of Pennsylvania.

This MEMORANDUM OF UNDERSTANDING is executed as of the date first set forth above by authorized representatives of the parties hereto.

WORLDGATE COMMUNICATIONS, INC.



By: _____________________________________
Name:
Title:
Date:  September 2, 1998

GENERAL INSTRUMENT CORPORATION



By:      /s/ Richard C. Smith
Name:  Richard C. Smith
Title: Executive Vice President
Date:  September 2, 1998

                                    EXHIBIT A

                      WORLDGATE / GI DNS STATEMENT OF WORK
                                     7/13/98


PROJECT                                                                   TARGET SCHEDULE       ESTIMATED COST
-------                                                                   ---------------       --------------

CERTIFICATIONS
-GI will certify WG commercial release versions to schedule GI             ##                    ##
releases [REMAINDER REDACTED]##

DEVELOPMENT SUPPORT

-Support of WG application utilizing scheduled GI release                                        ##
enhancements [TEXT REDACTED]## onto the following platforms:
     -DCT 1000                                                             ##
     -DWT 1000
     -DCT 2000
     -DVI 2000
     -DCT 5000

**All dates referenced are based on current GI schedules and are subject to change at GI discretion. Change in dates for deliverables stated or implied can occur at discretion of either party with written notice. Costs are estimates and based on projected statement of work and milestone/deliverables for each project yet to be finalized. Timeline change, feature set modification, hardware changes, etc. can impact price estimates. GI will notify Worldgate of pricing changes in writing prior to project start date.


______________________________
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


PROJECT  (continued)                                                      TARGET SCHEDULE       ESTIMATED COST
-------                                                                   ---------------       --------------

CERTIFICATIONS
-Integration and test of WG application to scheduled release                                     ##
enhancements [INFORMATION REDACTED]## onto the following platforms.  Assumes 1 major integration and test effort per official quarterly release:

     -DCT 1000                                                             ##
     -DWT 1000
     -DCT 2000
     -Dvi 2000
     -DCT 5000

-Support of WG development of the following projects:
     [INFORMATION REDACTED]##                                              ##                    ##
-Integration and test of WG development of the following projects:         ##                    ##
     [INFORMATION REDACTED]##

HARDWARE
-GI will provide WG with DNS hardware necessary for WG development
and test purposes in quantities and products agreed upon by both           ##                    ##
parties, as well as DNS equipment necessary for demonstration purposes
(purchase/loan).

                              TOTAL PROJECT FINDING                                              ##


____________________________
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                      WORLDGATE / GI ANS STATEMENT OF WORK
                                     7/30/98

                                                                                                ESTIMATED
PROJECT                                                                   TARGET SCHEDULE          COST
-------                                                                   ---------------       ---------

CERTIFICATIONS
-GI will certify WG commercial release versions to:
    -scheduled GI releases                                                 ##                    ##
    -WG cost reduction programs
    -Third Party applications

DEVELOPMENT SUPPORT
-Design support of both current and future implementations of the WG application to scheduled release enhancements of the CFT
2200 with the following vide standards
[INFORMATION REDACTED]##                                                   ##                    ##


-Integration and test of both current and future implementations of the WG application to scheduled release enhancements of the CFT
2200 with the following video standards:
                                                                           ##                    ##
[INFORMATION REDACTED]##

-Support, integration
and test of the WG application to the following set top platforms:

[INFORMATION REDACTED]##                                                   ##                    ##
HARDWARE

-GI will provide WG with ANS hardware necessary for WG development,        ##                    ##
test and trial purposes in quantities and products agreed upon by both parties, as well as ANS equipment necessary for
demonstration purposes (purchase/loan).

                                             TOTAL PROJECT FUNDING                               ##




-----------------------
## THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.